POWER OF ATTORNEY

      Know all by these presents, that the undersigned, President of Institutional Financial Markets, Inc. (the "Company"), hereby authorizes and designates
Joseph W. Pooler, Jr., Chief Financial Officer of the Company, and Rachael Fink, Secretary of the Company, individually and not jointly, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to (1) sign and file for and on behalf of the undersigned any and all Forms 3,
4 and 5 required to be signed and filed by the undersigned pursuant to the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder;
(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such filings, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with the Securities Exchange Act of
1934, as amended.

            This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 or 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Company or the applicable attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 4th day of June, 2013.

/s/ Lester R. Brafman
Lester R. Brafman

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